UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2023

BLUE RIDGE BANKSHARES, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-39165	54-1838100
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1807 Seminole Trail Charlottesville, Virginia	22901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 743-6521

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	BRBS	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to Vote of Security Holders.

On June 14, 2023, Blue Ridge Bankshares, Inc. (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) to consider and vote on the following proposals: (1) to elect five Company directors for a term of three years each; (2) to approve the Blue Ridge Bankshares, Inc. 2023 Stock Incentive Plan; and (3) to ratify the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2023.

As of April 18, 2023, the record date for the Annual Meeting, there were 18,940,674 shares of the Company’s common stock outstanding and entitled to vote. At the Annual Meeting, there were present in person or by proxy 16,167,927 shares of the Company’s common stock, which constituted a quorum to conduct business at the meeting. The voting results for each proposal are set forth below.

Proposal 1: Election of Directors

The individuals named below were elected to serve as directors of the Company for a three-year term expiring at the 2026 Annual Meeting of Shareholders:

Name	For	Withheld	Non-votes
Richard A. Farmar, III	12,345,361	634,331	3,188,235
Andrew C. Holzwarth	12,055,059	924,633	3,188,235
William W. Stokes	12,456,825	522,867	3,188,235
Heather M. Cozart	12,634,275	345,417	3,188,235
Otis S. Jones	12,315,806	663,886	3,188,235

Proposal 2: Approve the Blue Ridge Bankshares, Inc. 2023 Stock Incentive Plan

Shareholders approved the Blue Ridge Bankshares, Inc. 2023 Stock Incentive Plan.

For	Against	Abstain	Non-votes
12,008,202	830,831	140,659	3,188,235

Proposal 3: Ratification of Independent Registered Public Accounting Firm for 2023

Shareholders ratified the appointment of Elliott Davis, PLLC as the Company’s independent registered public accounting firm for 2023.

For	Against	Abstain	Non-votes
16,063,558	64,118	40,250	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUE RIDGE BANKSHARES, INC.
(Registrant)

Date: June 15, 2023	By:	/s/ Judy C. Gavant
Judy C. Gavant
Executive Vice President and Chief Financial Officer

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